Exhibit 10.10

FIRST AMENDMENT TO
MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

FROM

SONTERRA RESOURCES, INC., a Delaware corporation

TO

WALTER H. WALNE, III, AS TRUSTEE

FOR THE BENEFIT OF

VIKING ASSET MANAGEMENT, LLC

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

A CARBON, PHOTOGRAPHIC, FACSIMILE OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

PORTIONS OF THE MORTGAGED PROPERTY ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN EXHIBIT A HERETO. THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED. THE MORTGAGOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED. THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.

FIRST AMENDMENT TO
MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

THIS FIRST AMENDMENT TO MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Amendment”) is made as of the 29th day of August, 2007, by SONTERRA RESOURCES, INC., a Delaware corporation, whose address for notice is 300 East Sonterra Boulevard, Suite 1220, San Antonio, Texas to WALTER H. WALNE, III, as Trustee, whose address for notice is 17 South Briar Hollow, Houston, Texas 77027 (“Trustee”), for the benefit of VIKING ASSET MANAGEMENT, LLC, a California limited liability company, 600 Montgomery Street, 44th Floor, San Francisco, CA 94111, on its own behalf and in its capacity as collateral agent for the benefit of the holders of the Notes (as defined in the Mortgage described below) (together with its successors and assigns, the “Mortgagee”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Mortgage describe below.

R E C I T A L S

A. Mortgagor has previously executed and delivered in favor of Mortgagee a certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement made as of August 3, 2007, and recorded on August 10, 2007 in the office of the County Clerk in Calhoun County, Texas as Instrument #107284 and on August 14, 2007 in the office of the County Clerk in Matagorda County, Texas as Instrument #03500175898001, Year 2007, No. 076321 (the “Mortgage”), which Mortgage encumbers Mortgagor’s interest in the land legally described on Exhibit A attached hereto (the “Land”), in addition to various other real and personal property pledged to the Mortgagee as more fully described in the Mortgage.

B. Mortgagor and Mortgagee have agreed to modify the Mortgage upon the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency whereof are hereby acknowledged, the parties hereby agree as follows:

Recitals.

The Recitals set forth above are incorporated herein by this reference thereto as if fully set forth herein.

Amendment of Mortgage.

Effective as of the date hereof, Exhibit A of the Mortgage is hereby amended in its entirety and as so amended shall read as set forth on Exhibit A hereto

No Further Amendment.

This Amendment is given solely to amend and modify the Mortgage as set forth herein. No further amendment or modification of the Mortgage is made or intended, and the respective terms and provisions thereof shall, as expressly amended and modified hereby, continue in full force and effect after the date hereof. The warranties, representations, covenants and agreements contained in the Mortgage as herein expressly amended, are hereby ratified, approved and confirmed in every respect. Mortgagor also hereby (i) expressly ratifies and confirms, as of the date of the Mortgage and as of the date hereof, the grant by Mortgagor of the lien on the Land and all of the other property and interests in property created or intended to be created by the Mortgage, in each case as amended and modified hereby and (ii) represents and warrants that Mortgagor has not created or suffered or permitted to exist any other lien upon or in any such property or interests in property subsequent to the execution and delivery of the Mortgage, other than as expressly permitted pursuant to the terms and provisions thereof. Mortgagor has no claims, claims of offset or causes of action against Mortgagee, and no defenses to its performance of all Indebtedness (as such term is defined in the Mortgage after giving effect to this Amendment).

No Release.

The indebtedness, liabilities and other obligations secured by the Mortgage are continuing obligations and nothing contained herein shall be deemed to release, terminate or subordinate any lien created or evidenced thereby and all such liens and the priority thereof shall relate back to the recordation date for the Mortgage as referenced herein. This Amendment is not intended and shall not be deemed or construed to in any way affect the enforceability or priority of the Mortgage or constitute a novation, termination or replacement of all or any part of the indebtedness, liabilities or other obligations secured thereby.

Governing Law; Severability.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The invalidity, illegality or unenforceability of any provision of this Amendment shall not affect or impair the validity, legality or enforceability of the remainder of this Amendment or the Mortgage, and to this end, the provisions of this Amendment are declared to be severable.

IN WITNESS WHEREOF, Mortgagor and Mortgagee have each executed this Amendment on the date set forth in their respective acknowledgments hereto, to be effective as of the date first above written.

MORTGAGOR:

SONTERRA RESOURCES, INC., a Delaware corporation

By:	/s/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	President

Signature Page to Mortgage Amendment

MORTGAGEE:

VIKING ASSET MANAGEMENT, LLC, a California limited liability company

By:	S. Michael Rudolph
Name:	S. Michael Rudolph
Title:	Chief Financial Officer

Signature Page to Mortgage Amendment

EXHIBIT A

Property Descriptions

Property Description (Cinco)

Shark Prospect

1.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease No. M-103194, being the south one-half (S/2) of State Tract 150, Matagorda Bay, Calhoun County, Texas, containing approximately 320.0 acres, recorded in File No. 82095, Volume 349, Page 1 of the Official Records of Calhoun County, Texas.

Lease Interest:

Surface down to 9400' true vertical depth as seen in the Cockrell Corporation - Aquamarine Unit Well No. 1 (API No. 42-057-31600).

37.80% WI / 29.862% NRI

Rights between 9401' and 50' below the stratigraphic equivalent of the top of the 9800' Sand, said top of the 9800' Sand being equal to 9790' TVD as seen on the electric log for the Cockrell Corporation - Aquamarine Unit Well No. 1 (API No. 42-057-31600).

30.30% WI / 23.55825% NRI

Rights below 50' below the stratigraphic equivalent of the top o the 9800' Sand, said top of the 9800' Sand being equal to 9790' TVD as seen on the electric log for the Cockrell Corporation - Aquamarine Unit Well No. 1 (API No. 42-057-31600).

30.30% WI / 23.331% NRI

Well Interest:

Flash - State Tract 150 No. 1: 37.80% WI / 29.862% NRI

BOSS - State Tract 150 No. 2: 36.708% WI BPO / 28.54047% NRI BPO / 30.30% WI APO / 23.55825% NRI APO

Ray Prospect

2.
Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104265, being the South One-Half (S/2) of Tract 175, Matagorda Bay, Matagorda and Calhoun Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 050427, and recorded in the Official Records of Calhoun County, Texas, as File No. 91879, Volume 400, Page 525.

Lease Interest: 30.30% WI / 23.55825% NRI

3.
Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104266, being the South One-Half (S/2) of Tract 178, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 050428.

Lease Interest: 30.30% WI / 23.55825% NRI

4.
Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104267, being the North One-Half (N/2) of Tract 179, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 050429.

Lease Interest: 30.30% WI / 23.55825% NRI

Starfish Prospect

5.
Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104829, being the South One-Half (S/2) of Tract 96, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92724, Volume 406, Page 35.

Lease Interest: 30.30% WI / 23.1795% NRI

6.
Oil and Gas Lease dated July 19, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105371, being the North One-Half (N/2) of Tract 104, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96377, Volume 426, Page 912.

Lease Interest: 30.30% WI / 23.1795% NRI

Barracuda Prospect

7.
Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104827, being the North One-Half (N/2) of Tract 94, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92722, Volume 406, Page 21.

Lease Interest: 30.30% WI / 23.1795% NRI

8.
Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104828, being the South One-Half (S/2) of Tract 94, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92723, Volume 406, Page 28.

Lease Interest: 30.30% WI / 23.1795% NRI

Mackerel Prospect

9.
Oil and Gas Lease dated July 19, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105373, being the North One-Half (N/2) of Tract 175, Matagorda Bay, Calhoun and Matagorda Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96378, Volume 426, Page 919, and recorded in the Official Records of Matagorda County, Texas, as File No. 063722.

Lease Interest: 30.30% WI / 23.1795% NRI

10.
Oil and Gas Lease dated October 4, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105679, being the North One-Half (N/2) of Tract 178, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 059741.

Lease Interest: 30.30% WI / 23.1795% NRI

11.
Oil and Gas Lease dated October 4, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105678, being the South One-Half (S/2) of Tract 176, Matagorda Bay, Calhoun and Matagorda Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96971, Volume 429, Page 918, and recorded in the Official Records of Matagorda County, Texas, as File No. 059740.

Lease Interest: 30.30% WI / 23.1795% NRI

Property Description (Flash)

1. All of Flash Gas & Oil Southwest, Inc.’s undivided leasehold interest, being 35.00% working interest and 27.65% net revenue interest in and to Oil and Gas Lease dated July 1, 2003, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-103194, being the South One-Half (S/2) of Tract 150, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres, INSOFAR AND ONLY INSOFAR as to rights from the surface down to 9,400' true vertical depth, as seen in the Cockerell Corporation-Aquamarine Unit Well No. 1, which tract is shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 82095, Volume 349, Page 1, INCLUDING the following producing well bores:

a. State Tract 150 No. 1 Well, API No. 42-057-31600, and any production therefrom, together with a like interest in and to all personal property and equipment located thereon or used in connection therewith, which well is currently producing in the 9100' sand; and

b. State Tract 150 No. 2 Well, insofar only as rights above the stratigraphic equivalent of 9,400 feet TVD, as seen in the Cockrell Corporation-Aquamarine Unit Well No. 1, API #42-057-31600-00.

2. All of Flash Gas & Oil Southwest, Inc.’s undivided 100.0% interest in and to the seven (7) mile six-inch (6") S80 Gr B pipeline connecting Matagorda Bay, Calhoun County, Texas State Tract 150 No. 1 line heater platform to the Keller Bay Facility onshore, which is more specifically described in Exhibit A-1.

3. Miscellaneous Easement No. ME20010086 dated August 1, 2001, ending July 31, 2011, from the State of Texas to Millennium Pipeline, LLC d/b/a Millennium Energy LLC, recorded in File #0070093, Volume 286, page 887, Official Public Records of Calhoun County, Texas, for 6” pipeline across State Tracts 100, 123, 124, 126, 127 and 150, being 1073.59 rods long and 30 feet wide with 15 feet either side of a center line.

4. Miscellaneous Easement No. ME20040057 dated April 1, 2004, ending March 31, 2014, from the State of Texas to Flash Gas & Oil Southwest, Inc., recorded in File #00087233, Volume 376, page 275, Official Public Records of Calhoun County, Texas, for subsurface easement across State Tract 150, being 35.5 rods long and 30 feet wide with 15 feet either side of a center line.

5. Pipeline Easement Agreement dated effective July 27, 2001, from Margaret S. Moss and Associates to Millennium Pipeline, LLC d/b/a Millennium Energy LLC, a Memorandum of which is recorded in Volume 285, page 297, Official Public Records of Calhoun County, Texas.

6. Gas Pipeline Easement and Right-of-Way Agreement dated effective June 20, 2001, from W. H. Bauer, Jr. to Millennium Pipeline, LLC d/b/a Millennium Energy LLC, a Memorandum of which is recorded in Volume 284, page 743, Official Public Records of Calhoun County, Texas.